EXHIBIT 10.1


                      MEMBER INTEREST PURCHASE AGREEMENT


           THIS MEMBER INTEREST PURCHASE AGREEMENT is made and entered into as of the 12th day of September, 2000, but effective as of June 30, 2000 (the "Effective Date") by and between ADVANCED MEDICAL MANAGEMENT, INC., a Maryland corporation (hereinafter "Seller") and TESSA COMPLETE HEALTH CARE, INC., a Georgia corporation (the "Buyer").

                           EXPLANATORY STATEMENT

           Seller is the owner of the sole member interest (the "Interest") in Advanced Medical Management of Nevada, LLC, a Nevada limited liability company (the "Company").

           Pursuant to the terms and conditions of this Agreement, Seller will sell and assign all of its right, title and interest in and to the Interest to Buyer.

           NOW, THEREFORE, the parties hereto agree as follows:

           1. Agreement to Sell. At the Closing hereunder, but effective as of the Effective Date, Seller shall sell and assign and Buyer shall purchase and accept, at the price, and upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the Interest.

           2.   Price.

                2.1 The purchase price for the purchase of the Interest shall be nine hundred forty thousand seven hundred twenty (940,787) shares of the common stock of Buyer, which shall be evidenced by a duly issued Stock Certificate of Buyer and delivered by Buyer to Seller at Closing. The Buyer and Seller agree that the allocation of the purchase price is as set forth on Exhibit A.

                2.2  The Buyer  and Seller  agree that  the Buyer  shall  not assume, directly or indirectly, any debts, obligations or liabilities of the Company which accrued prior to the Effective Date. The Seller shall indemnify the Buyer and the Company for such obligations pursuant to Section
 8.1 hereof. Notwithstanding the foregoing, however, the Company shall remain obligated for its existing employment agreements and for the lease of its office space ("Lease").

           3. Closing. Closing shall take place simultaneously with the execution hereof, but shall be effective as of the Effective Date. At the Closing, Seller hereby agrees to deliver to Buyer an absolute assignment to Buyer of the Interest by the execution and delivery by Seller of an Assignment of Member Interest in the form set forth in Exhibit B hereto.

           4. Seller's Representations and Warranties. Seller represents and warrants as follows:

                4.1  On this date Seller is the sole owner of the Interest.

                4.2 On this date the Interest is free and clear of any liens whatsoever and Seller has full power and authority to convey it to Buyer in accordance with the terms and provisions of this Agreement.

                4.3  The  Company  is  the  sole  owner  of  the   furniture,
 fixtures, supplies and accounts receivable listed and described on Exhibit C hereof.

                4.4 A copy of the Company's existing business license from Clark County is attached hereto as Exhibit D. The business license is currently in effect as of the Effective Date and all fees have been paid through July 31, 2000.

                4.5 The Company owns its accounts receivable free and clear of any interest or participation by any employee of the Company or any other person, and the Seller agrees to promptly reimburse or return to Buyer any misdirected payment of an accounts receivable that the Seller receives.

                4.6 Seller agrees to use its commercially reasonable efforts, without incurring any out-of-pocket costs, to transfer the Company's existing computer software programs to Buyer or to otherwise allow Buyer and/or Company to continue to utilize such computer software programs, to the extent such transfer or use is permitted by the licensor of such programs.

                4.7  Seller  makes   the   investment   representations   and
 warranties set forth in that certain Subscription Agreement attached hereto as Exhibit F and by this reference incorporated herein.

                4.8 Seller represents and warrants that it has the full power and authority to enter into this Agreement and to complete the transactions contemplated hereby.

                4.9 Seller represents and warrants that all of the Seller's representations and warranties are as true and accurate at the time of the execution of this Agreement as they were on the effective date.

           5. Buyer's Representations and Warranties. Buyer represents and warrants that it has the full power and authority to enter into this Agreement and to complete the transactions contemplated hereby.

           6. Lease. The Company shall continue to occupy space under the Lease pursuant to the terms of the Sublease attached hereto as Exhibit E, which the parties shall execute upon the Closing hereunder. However, notwithstanding anything to the contrary contained in the Sublease, the Seller shall continue to be responsible, at Seller's sole cost and expense, for the installation of the tenant improvements required by Section 7.5 of the Lease.

           7. Use of Name. The Buyer shall be entitled to keep the name of the Company through December 31, 2000. As of January 1, 2001, the Buyer shall cause the name of the Company to be changed so that it does not include the name "Advanced Medical Management" or "Multi-Specialty Health Care" in any part of its name or tradename. Seller expressly acknowledges and agrees that Buyer may use the name "Multi-Care Health and Rehabilitation Center".

           8.   Indemnification.

                8.1 Seller undertakes to indemnify and hold Buyer harmless from and against any and all costs, claims, and liabilities of any nature whatsoever (including reasonable attorneys' fees) arising out of or in any manner due to (i) liabilities or undertakings with respect to the Interest which arise out of events occurring prior to the Closing (ii) any breach of any warranty or representation made by Seller herein, and (iii) any debts, obligations and liabilities of the Company which accrued before the
 Effective Date. Seller shall assume and promptly pay for any existing debts, obligations and liabilities of the Company as of the Effective Date.

                8.2 Buyer undertakes to indemnify and hold Seller harmless from and against any and all costs, claims, and liabilities of any nature whatsoever affecting or pertaining to the Company and the Interest
 (including reasonable attorneys' fees) arising out of or pertaining to events occurring on or after the Effective Date.

           9.   Survival  of  Covenants.    Each  and  every  representation,
 warranty, undertaking and indemnification on the part of Seller and the Buyer shall survive Closing hereunder.

           10. Agreement Binding. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

           11.  Governing Law;  Attorney  Fees.    This  Agreement  shall  be
 construed in accordance with the laws of the State of Nevada. If suit is brought to enforce any of the terms or provisions of this Agreement, the prevailing party shall be entitled to reasonable attorney fees and costs.

           12. Confidentiality. The Buyer and Seller agree that this Agreement and the transactions contemplated hereby may not be disclosed or otherwise divulged to anyone other than their representatives for the purposes of effectuating the transactions contemplated by this Agreement and only after the representatives are informed of the confidential nature of such information. After the Closing, all aspects of this Agreement shall be kept confidential except as may be necessary in a proceeding to enforce the rights of any party under this Agreement or except as required by applicable federal and state securities laws.

           13.  Counterparts.   This  Agreement  may  be  signed  in  various
 counterparts which together shall constitute one and the same instrument.

           14.  Registration Rights.

                14.1.     Right to Piggyback.

                     14.1.1. If Buyer proposes to register any securities of Buyer under the Securities Act on any registration form before July 1, 2001 (otherwise than for the registration of securities to be offered and sold by Buyer pursuant to (i) an employee benefit plan, (ii) a dividend or interest reinvestment plan, (iii) other similar plans or (iv) reclassification of securities, mergers, consolidations and acquisitions of assets) permitting a secondary offering or distribution, not less than 90 days prior to each such registration Buyer shall give to Seller written notice of such proposal which shall describe in detail the proposed registration and distribution (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of Seller furnished within 30 days after the date of any such notice, proceed to include in such registration such shares of the common stock of Buyer that Seller has received pursuant to Section 2.1 of this Agreement ("Piggy-Back Shares") as have been requested by the Seller to be included in such registration. Seller shall in its request describe briefly the proposed disposition of such shares of Common Stock. Buyer will in each instance use its best efforts to cause all such Piggy-Back Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested by the Seller , all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by the Seller.

                     14.1.2. If the managing underwriter, who shall be selected by Buyer advises Buyer in writing that, in its opinion, the inclusion of the Piggy-Back Shares with the securities being registered by Buyer would materially adversely affect the distribution of all such securities, then Buyer will include in such registration the securities Buyer proposes to sell and the Piggy-Back Shares requested to be included in such registration on a pro rata basis.

                14.2. Selection of Underwriter; Participation in Underwritten Registrations. Seller agrees to the selection by Buyer of the underwriter to manage such registration and to execute an underwriting agreement with such underwriter that is in customary form. The Seller shall not participate in any registration hereunder which is underwritten unless the Seller (i) agrees to sell its Piggy-Back Shares on the basis provided in any underwriting arrangements approved by Buyer, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Piggy-Back Shares included in any underwritten registration shall be required to make any representations or warranties to Buyer or the underwriters other than representations and warranties regarding the Seller and the Seller's intended method of distribution.

                14.3. Withdrawal of Registration. Nothing in this Section shall be deemed to require Buyer to proceed with any registration of its securities after giving the notice as provided herein; provided, however, that Buyer shall pay all expenses incurred pursuant to such notice (in accordance with Section 14.6.

                14.4. Registration and Qualification Procedures. Buyer is not granting Seller "demand" registration rights. However, whenever Buyer is required by the provisions of this Section to use its best efforts to effect the registration of any of its securities under the Securities Act, Buyer will, as expeditiously as is possible:

                     (i) prepare and file with the SEC a registration statement with respect to such securities in connection with which Buyer will give the Seller, its counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Buyer with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Seller's counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

                     (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and the prospectus current and to comply with the provisions of the Securities Act with respect to the sale of all securities covered by such registration statement whenever the Seller shall desire to sell the same; provided, however, Buyer shall have no obligation to file any amendment or supplement at its own expense more than nine months after the effective date of such registration statement;

                     (iii) furnish to the Seller such number of copies of preliminary prospectuses and prospectuses and each supplement or amendment thereto and such other documents as it may reasonably request in order to facilitate the sale or other disposition of the securities owned by it in conformity with (i) the requirements of the Securities Act and (ii) the proposed method of distribution;

                     (iv) use its reasonable best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States as the Seller shall reasonably request, and do such other reasonable acts and things as may be required of it to enable the Seller to conclude the sale or other disposition in such jurisdictions of the securities owned by them; provided, however, that Buyer shall not be required to (a) qualify as a foreign corporation or consent to a general and unlimited service of process in any such jurisdiction, (b) subject itself to any material taxation in any such jurisdiction, or (iii) qualify as a dealer in securities;

                     (v) furnish, at the request of the Seller, on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities become effective, (a) an opinion, dated such date, of counsel representing Buyer for the purposes of such registration, addressed to the underwriters, if any, and to the Seller, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Seller may reasonably request and are customarily included in such opinions, and
 (b) letters, dated respectively, (1) the effective date of the registration statement and (2) the date such securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized national standing selected by Buyer, addressed to the underwriters, if any, and to the Seller, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Seller may reasonably request and are customarily included in such letters;

                     (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement, an earnings statement covering a period of at least 12 months beginning after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                     (vii) cause all such Piggy-Back Shares to be listed on each securities exchange on which similar securities issued by Buyer are then listed and to be qualified for trading on each system on which similar securities issued by Buyer are from time to time qualified;

                     (viii) provide a transfer agent and registrar for all such Piggy-Back Shares not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar; and otherwise cooperate with the Seller and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Piggy-Back Shares to be sold and not bearing any restrictive legends, and enable such Piggy-Back Shares to be in such denominations and registered in such names as the managing underwriter may reasonably request at least two business days prior to any sale of Piggy-Back Shares to the underwriters;

                     (ix)    enter into and perform an underwriting agreement
 with the managing underwriter, if any, containing customary (i) terms of offer and sale of the securities, payment provisions, underwriting discounts and commissions, and (ii) representations, warranties, covenants, indemnities, terms and conditions;

                     (x) notify the Seller during any time when a prospectus relating to the registration is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Seller promptly prepare and furnish to the Seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

                     (xi) keep the Seller advised in writing as to the initiation and progress of any registration under this Section.

                14.5.     Holdback Agreements.

                     14.5.1. If any registration pursuant to this Section is in connection with an underwritten public offering, the Seller agrees, if so required by the managing underwriter, not to effect any public sale or distribution of Piggy-Back Shares (other than as part of such underwritten public offering) during the period beginning 15 days prior to the effective date of such registration statement and ending on the 90th day (or such longer period of time as may be requested by the managing underwriter (which period shall in no event exceed 180 days)) after the effective date of such registration statement; provided, however, that each person that is an officer, director, or beneficial owner of five percent or more of the outstanding shares of Buyer Common Shares enters into such an agreement on similar terms.

                     14.5.2. Buyer agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the 15 days prior to or 90 days (or such longer period of time as may be requested by the managing underwriter (which period shall in no event exceed 180 days)) after any underwritten registration pursuant this Section has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-8 or S-4 or any successor or similar forms thereto.

                14.6. Registration Expenses. If Buyer is required by the provisions of this Section to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the Piggy-Back Shares, Buyer shall pay all expenses in connection therewith, including (i) all expenses incident to filing with the National Association of Securities Dealers, Inc., (ii) registration fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, (v) expenses of any special audits incident to or required by any such registration or qualification, and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, Buyer shall not be liable for (1) any discounts or commissions to any underwriter attributable to Piggy-Back Shares being sold; (2) any stock transfer taxes incurred in respect of the Piggy-Back Shares being sold; or (3) the legal fees of the Seller.

                14.7.     Indemnification.

                     14.7.1. In connection with any registration or qualification of securities under this Section, Buyer agrees to indemnify the Seller against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if Buyer shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to Buyer by Seller or any underwriter expressly for use therein.

                     14.7.2. In connection with any registration or qualification of securities under this Section, the Seller, agrees to indemnify Buyer and each officer, director and controlling person of Buyer against all losses, claims, damages, liabilities and expenses (including the costs of reasonable investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Seller shall have furnished information for any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to Buyer by the Seller expressly for use therein.

                     14.7.3. Any person entitled to indemnification hereunder will (i) give reasonably prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and
 (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                     14.7.4. The indemnification provided for under this Section will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of Piggy-Back Shares.

                     14.7.5. The parties agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event indemnification is unavailable for any reason. Such right to contribution shall be in such proportion as is appropriate to reflect the relative fault of and benefits to Buyer on the one hand and the Seller on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission or state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. No person found guilty of any fraudulent misrepresentation (within the  meaning of  Section 11(f)  of the  Securities
 Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

      15. Notice. All notices required or permitted under this Agreement shall be in writing and shall be either (i) personally delivered with signed receipt, (ii) sent by first class certified mail, return receipt requested, postage prepaid, or (iii) sent by a nationally-recognized overnight courier and addressed:

           if to Landlord:   Advanced Medical Management, Inc
                             8019 Corporate Drive
                             Suite B
                             Baltimore, Maryland 21236
                             ATTN: Stanford D. Hess

           with a copy to:   Robert M. Ercole, Esquire
                             c/o Neuberger, Quinn, Gielen, Rubin & Gibber, P.A.
                             One South Street, 27th Floor
                             Baltimore, Maryland 21202

           if to Tenant:     Tessa Complete Health Care, Inc.
                             Attn: Robert V. Flippin
                             138 Escondido Avenue
                             Suite 207
                             Vista, California  92084

           with a copy to:   Jennifer Quayle, Esquire
                             Tessa Complete Health Care, Inc.
                             138 Escondido Avenue
                             Suite 207
                             Vista, California  92084

           IN WITNESS WHEREOF, the undersigned have caused these presents to be executed under seal on the day and year first above written.

 WITNESS:                           SELLER:

                                    ADVANCED MEDICAL MANAGEMENT, INC.
                                    _____________________________________

                                    By:__/s/________________________(SEAL)



                                    BUYER:

                                    TESSA COMPLETE HEALTH CARE, INC.
                                    _____________________________________

                                    By:__/s/Robert Flippin_____________(SEAL)

                                  EXHIBIT A
                                      TO
                      MEMBER INTEREST PURCHASE AGREEMENT


                         Allocation of Purchase Price
                         ----------------------------

 1.   Furniture and Fixtures                            $114,141

 2.   Supplies                                             1,400

 3.   Accounts Receivables                               212,539

 4.   Reimbursement for Three Months Rent                 24,715
                                                         -------
           Total                                        $352,795
                                                         =======


 Purchase Price:  940,787 Tessa shares x $.375 (closing price on Effective
 Date) = $352,795.12

                                  EXHIBIT B
                                      TO
                      MEMBER INTEREST PURCHASE AGREEMENT


                        Assignment of Member Interest

                                  EXHIBIT C
                                      TO
                      MEMBER INTEREST PURCHASE AGREEMENT


                          List of Assets of Company

                                  EXHIBIT D
                                      TO
                      MEMBER INTEREST PURCHASE AGREEMENT


                               Business License

                                  EXHIBIT E
                                      TO
                      MEMBER INTEREST PURCHASE AGREEMENT


                                   Sublease